UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14C

        Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

/ /     Definitive Information Statement


                   MT ULTIMATE HEALTHCARE CORP.
         ------------------------------------------------
         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ /     Check  box  if  any  part  of  the  fee  is  offset  as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                   MT ULTIMATE HEALTHCARE CORP.
                   18301 Von Karman, Suite 205
                        Irvine, CA  92612

NOTICE OF ACTION TO BE TAKEN PURSUANT TO A WRITTEN CONSENT TO ACTION
                WITHOUT A MEETING OF STOCKHOLDERS
             To be taken on  February **, 2006


To the stockholders of MT Ultimate Healthcare Corp. (the "Company"):

     Notice is hereby given that our majority stockholders, pursuant to a signed written consent to action without a meeting, will affect the following:

     1.  To approve an amendment of our Articles of Incorporation, as amended,
         (a) to change the Company's name to "Monarch Staffing, Inc.", (b) to re-authorize (after giving effect to the reverse stock split described herein) 400,000,000 authorized shares of our common stock having a par value of $0.001 per share, and (c) to authorize the creation of 5,000,000 shares of "blank check" preferred stock;

     2. To approve a reverse stock split of our common stock such that each ninety (90) shares of our common stock issued and outstanding as of
          February **, 2006 shall automatically be reclassified and continued, without any action on the part of the holder thereof, as one share of common stock; and

     3.   To approve the MT Ultimate Healthcare Corp. 2005 Stock Incentive
         Plan.

     Common stockholders of record on the close of business on January **, 2006 are entitled to notice of the consent to action; however, the majority stockholders do not need your vote to effect the changes above.

This notice is accompanied by an Information Statement that provides details of each of the proposals.

THIS IS NOT A NOTICE OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY OF THE MATTERS LISTED ABOVE.

                                       By Order of the Board of Directors,

                                        /s/ David Walters

                                       David Walters
                                       Chief Executive Officer and Director
                                        January **,  2006

                   MT ULTIMATE HEALTHCARE CORP.
                   18301 Von Karman, Suite 205
                        Irvine, CA  92612

                      INFORMATION STATEMENT


      This Information Statement is being furnished by the Board of Directors of MT Ultimate Healthcare Corp. (the "Company") to provide notice of the majority stockholders' intent to give their signed written consent to action without a meeting to approve an amendment to the Company's Articles of Incorporation, as amended, to change the Company's name to Monarch Staffing, Inc., to re-authorize (after giving effect to the reverse stock split described herein) 400,000,000 authorized shares of our common stock having a par value of $0.001 per share, and to authorize the creation of 5,000,000 shares of blank check preferred stock; to approve a one-for-ninety reverse stock split of our common stock; and to approve the MT Ultimate Healthcare Corp. 2005 Stock Incentive Plan (the "Plan").

      The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on
January **, 2006 (the "Record Date"). This Information Statement will be first mailed on or about  January **, 2006  to stockholders of record at the close of business on the Record Date. As of the Record Date, there were outstanding ********* shares of the Company's common stock. The holders of all outstanding shares of common stock are entitled to one vote per share of common stock registered in their names on the books of the Company at the close of business on the Record Date. The actions to be taken pursuant to the written consent shall be taken on or about February **, 2006, 20 days after the mailing of this Information Statement.

      The changes to the Company's Articles of Incorporation, the approval of a one-for-ninety reverse stock split of our common stock, and the approval of the Plan are required to be approved by a majority of the outstanding shares of common stock of the Company outstanding as of the Record Date.
David Walters, a Director of the Company and the Company's Chief Executive Officer , and Keith Moore, a Director of the Company, (the "Majority Stockholders") can vote an aggregate of 274,500,000 shares (or 75.2%) of our outstanding common stock and will be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Stockholders will give their signed written consent to action without meeting, and already have the vote in hand.

      There are no dissenters' rights applicable to the changes to the Company's Articles of Incorporation, the approval of a one-for-ninety reverse stock split of our common stock, or the approval of the Plan.


     We Are Not Asking You for a Proxy and You are Requested
                     Not To Send Us a Proxy.

                            PROPOSAL 1
              AMENDMENT TO ARTICLES OF INCORPORATION

WHAT ARE THE MAJORITY STOCKHOLDERS APPROVING?

      Our Majority Stockholders will approve an amendment of our Articles of Incorporation, as amended, to change the Company's name to "Monarch Staffing, Inc.", to re-authorize (after giving effect to the reverse stock split described herein) 400,000,000 authorized shares of our common stock having a par value of $0.001 per share, and to authorize the creation of 5,000,000 shares of "blank check" preferred stock.

      Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached "Appendix A" to affect the amendment. There follows a summary of the material terms of the Certificate of Amendment.

WHAT IS THE PURPOSE OF THE AMENDMENT?

Name Change
-----------

The Board of Directors believes it is in the best interest of the Company to affect the name change to "Monarch Staffing, Inc." to better reflect the Company's expanded business focus of medical and technical staffing services. During November 2005, the Company acquired 100% of the issued and outstanding shares of iTechexpress, Inc. ("iTech") and iTech acquired 100% of the issued and outstanding shares of Drug Consultants, Inc. ("DCI"). iTech places technicians into various technical staffing jobs in both commercial and government sectors, including for clients such as Best Buy, Equant NV and Office Depot. DCI furnishes personnel to perform a range of pharmacy technician, nursing and other health care services in support of the operations of government and commercial facilities, including the State of
California.  In December 2005,   we also disposed of certain other of
our prior assets and businesses, including rights to the "MT" and "Ultimate" names.

Re-Authorization of Common Stock
--------------------------------

The amendment to our Articles of Incorporation will re-authorize (after giving effect to the Reverse Stock Split described herein) 400,000,000 shares of our common stock having a par value of $0.001 per share. The reasons for, and potential effects on existing stockholders from, this re-authorization are discussed below under "Proposal 2-Approval of Reverse Stock Split."

Creation of Blank Check Preferred Stock
---------------------------------------

     The amendment to our Articles of Incorporation will create 5,000,000 authorized shares of "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of the Company's Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

      The amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

       If we issue preferred stock that is convertible into shares of our common stock, our common stockholders may experience substantial dilution of their investment upon conversion of the preferred stock. The sale of any shares of common stock issuable upon conversion of preferred stock may adversely affect the market price of our common stock.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means.
Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

      While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

      The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of preferred stock.

 INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      No director, executive officer, nominee for election as a director, associate of any director, executive officer, or nominee, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed change of the Company's name to "Monarch Staffing, Inc." that is not shared by all other stockholders.

      The proposed re-authorization (together with the reverse stock split described herein) of 400,000,000 shares of our common stock will permit the Company to satisfy our existing obligations to issue 235,500,000 shares of our Common Stock to each of David Walters, our Director and Chief Executive
Officer, and Keith Moore, our Director.   These obligations were incurred in
connection with the acquisition of iTech in November 2005.

      The proposed authorization of 5,000,000 shares of "blank check" preferred stock will permit Mr. Walters and Mr. Moore to exercise greater control over corporate transactions and other matters, including the power to cause or prevent a change of control. Mr. Walters and Mr. Moore can vote an aggregate of 274,500,000 shares (or 75.2%) of our outstanding Common Stock and are the sole members of our Board of Directors. Accordingly, they will have the ability to authorize and issue preferred stock from time to time in one or more series with terms, rights and features determined by them.

      No director has opposed any of these actions.

WHAT VOTE IS REQUIRED FOR APPROVAL?

      Approval of this proposal requires the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date. David Walters, a Director of the Company and the Company's Chief Executive Officer, and Keith Moore, a Director of the Company, can vote an aggregate of 274,500,000 shares (or 75.2%) of our outstanding common stock and will be able to approve this proposal.

IS THE COMPANY ASKING FOR MY PROXY?

     Our Board of Directors has unanimously approved the amendment to our Articles of Incorporation, as amended to change the name of the Company to "Monarch Staffing, Inc.", to re-authorize (after giving effect to the reverse stock split described herein) 400,000,000 shares of our common stock having a par value of $0.001 per share, and to authorize the creation of 5,000,000 shares of "blank check" preferred stock. Our Majority Stockholders will give their signed written consent to action without a meeting to approve the amendment to our Articles of Incorporation, as amended. Therefore, we are not asking for your proxy, and we request that you do not send a proxy, as no further shareholder approval is either required or sought.



          [Remainder of page left intentionally blank.]

                            PROPOSAL 2
                 APPROVAL OF REVERSE STOCK SPLIT

WHAT ARE THE MAJORITY STOCKHOLDERS APPROVING?

      Our Majority Shareholders will approve a reverse stock split of our common stock such that each ninety (90) shares of our common stock, par value $0.001 per share, issued and outstanding as of February **, 2006 (the "Pre-Split Common Stock") shall automatically be reclassified and continued, without any action on the part of the holder thereof, as one share of common stock, par value $0.001 per share (the "Reverse Stock Split"). We will not issue fractional shares on account of the Reverse Stock Split. Holders of Pre-Split Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Stock Split shall be entitled to receive, without any action on part of the holder thereof, in lieu of such fractional share, one full share of common stock. We have taken this measure because there has been no active market for our Pre-Split
 Common Stock and have been unable to determine a fair market price. The number of shares of authorized common stock will remain at 400,000,000 and the par value of common stock will remain $0.001.

WHAT IS THE PURPOSE OF THE REVERSE STOCK SPLIT?

       The primary reason for the Reverse Stock Split (and re-authorization of 400,000,000 million shares of our common stock) is  to meet our obligations (a) to issue 523,333,333 shares of common stock (5,814,815 shares after giving effect to the Reverse Stock Split) pursuant to obligations resulting from our acquisition of iTech and (b) to maintain unissued but authorized shares pursuant to a financing arrangement that we entered into with accredited investors on November 4, 2005, under which we will sell $3,700,000 in convertible debentures and warrants to buy 15,700,000 shares of the our common stock (174,444 shares after giving effect to the Reverse Stock
Split).   We currently do not have sufficient unissued but authorized shares for these purposes.

      Following completion of the Reverse Stock Split, we will have 400,000,000 authorized shares of common stock, $0.001 par value per share of
which  4,054,546   will be issued and outstanding.    As a result, the
Reverse Stock Split will allow the Company to meets it existing obligations

       We also believe that the Reverse Stock Split will provide the Company with a capital structure more typical of companies at its stage of development and will provide greater flexibility for the Company, without further stockholder approval, to issue shares of the Company's common stock from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, establishing strategic relationships with corporate partners, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

       We anticipate that the Reverse Stock Split will have the effect of increasing, proportionately, the per share trading price of our common stock. There can be no assurances, however, that the market price of our common stock immediately after the Reverse Stock Split will be maintained for any period of time. Moreover, there can be no assurance that the market price of our common Stock after the Reverse Stock Split will adjust to reflect the conversion ratio (e.g., if the market price is $0.002 before the Reverse Stock Split and the ratio is one (1) share for every ninety (90) shares outstanding there can be no assurance that the market price for such share immediately after the reverse split will be $0.18 (90 x $0.002)); or that the market price following the Reverse Stock Split will either exceed or remain in excess of the then current market price.

       The following table summarizes the effect of the Reverse Stock Split on our authorized and outstanding shares of common stock as well as shares of our common stock reserved for issuance under outstanding obligations.

------------------------------------------------------------------------------
                                            Prior to              After
                                     Reverse Stock Split  Reverse Stock Split
------------------------------------ -------------------- --------------------
Authorized Shares of Common Stock          400,000,000         400,000,000
------------------------------------ -------------------- -------------------
Outstanding Shares of Common Stock         364,909,120           4,054,546
------------------------------------ -------------------- -------------------
Shares of Common Stock Issuable
Under Existing Obligations(1)              523,333,333           5,814,815
------------------------------------ -------------------- -------------------
Shares Reserved for Issuance
Pursuant to Convertible Notes(2)         7,368,064,000          81,867,378
------------------------------------ -------------------- -------------------
Shares Reserved for Issuance
Pursuant to Warrants(2)                     31,400,000             348,888
------------------------------------ -------------------- -------------------
Shares Reserved for Issuance
Pursuant to the Plan                       100,000,000           1,111,111
------------------------------------ -------------------- -------------------

(1) Represents shares issuable pursuant to obligations incurred in connection with the November 2005 acquisition of iTech. Of this amount, 235,500,000 shares (2,616,667 shares after giving effect to the Reverse Stock Split) are issuable to each of David Walters, our Director and Chief Executive Officer, and Keith Moore, our Director.

(2) Represents shares reserved for issuance pursuant to secured convertible notes and warrants issued or to be issued pursuant to financing arrangements entered into by the Company in August 2004 and November 2005. Under the financing arrangements, we are obligated to reserve for issuance 200% of the shares issuable upon conversion of the principal amount of the secured convertible notes and exercise of the warrants to take into account the conversion of accrued interest and changes in the conversion price of the secured convertible notes due to the volatility of the trading value of the Company's common stock. As of January 12, 2006, the conversion price of the secured convertible notes was $0.001 per share and, therefore, a total of 3,684,032,000 shares of our Pre-Split Common Stock were issuable upon conversion of all of the secured convertible notes.

WHAT EFFECT WILL THE REVERSE STOCK SPLIT HAVE ON EXISTING STOCKHOLDERS?

      As a result of the Reverse Stock Split, each ninety (90) shares of our Pre-Split Common Stock issued and outstanding as of February **,
2006 shall automatically be reclassified and continued, without any action on the part of the holder thereof, as one share of common stock, par value $0.001 per share. We will not issue fractional shares on account of the Reverse Stock Split. Holders of Pre-Split Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Stock Split shall be entitled to receive, without any action on the part of the holder thereof, in lieu of such fractional share, one full share of common stock.

      The par value and the relative rights and limitations of the common stock after the Reverse Stock Split will be identical to those of the Pre-Split Common Stock. However, following the Reverse Stock Split, the Company will have the ability to issue additional shares of common stock from time to time without further stockholder approval. Since holders of common stock have no preemptive rights to purchase or subscribe for any of our unissued stock, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock.

      Our ability to issue additional shares of common stock without further stockholder approval could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The ability to issue additional shares could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, the Majority Stockholders may be able to prevent a takeover by voting their shares of the Company's common stock. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

DOES THE COMPANY HAVE PLANS TO ISSUE ADDITIONAL SHARES OF COMMON STOCK?

       We acquired 100% of the issued and outstanding shares of iTech on November 4, 2005 in exchange for 305,000,000 newly issued shares (pre-Reverse Stock Split) of our common stock and the promise to issue an additional 523,333,333 shares (pre-Reverse Stock Split) of our common stock at such time
as we have available sufficient authorized shares.   We plan to issue an
additional 5,814,815 shares of common stock (calculated after giving effect to the Reverse Stock Split) pursuant to our obligation resulting from our acquisition of iTech. An aggregate of 5,233,333 of the additional shares will be beneficially owned by the Majority Stockholders. After giving effect to the Reverse Stock Split and satisfaction of our outstanding obligation, we will have issued a total of 9,203,704 shares of our Common Stock in connection with the acquisition of iTech.

      The Company does not have any other plans or arrangements to use additional shares of common stock for any merger, acquisition or business combination.

      We plan to issue additional shares of common stock pursuant to our existing secured convertible note financing arrangements.

      On August 31, 2004, we entered into a securities purchase agreement with four accredited investors for the sale of secured convertible notes having an aggregate principal amount of $700,000, a 10% annual interest rate payable quarterly, and a term of two years. We also agreed to sell warrants to purchase up to an aggregate of 700,000 shares of our common stock at $0.45 per share. We only sold $500,000 principal amount of secured convertible notes under the 2004 agreement. The investors have agreed to purchase the remaining $200,000 commitment under the terms of our 2005 securities purchase agreement with the investors.

      On November 4, 2005, we entered into an additional securities purchase agreement with the same accredited investors, for the sale of secured convertible notes having an aggregate principal amount of $3,000,000, an 8% annual interest rate (payable quarterly), and a term of three years. We also agreed to sell warrants to purchase up to an aggregate of 15,000,000 shares of our common stock at $0.10 per share.

       As of January 13, 2006, we had issued under the two securities purchase agreements:

      .  $2,650,000 aggregate principal amount of secured convertible notes,

      . Warrants to purchase 700,000 shares of our common stock at $0.45 per shares, and

      . Warrants to purchase 10,750,000 shares of our common stock at $0.10 per share.

The investors are required to purchase an additional $1,050,000 principal amount of secured convertible notes and warrants to purchase 4,250,000 shares of our common stock at $0.10 per share five days following the date that a registration statement for the resale of the shares of common stock issuable upon conversion of the secured convertible notes and exercise of the warrants is declared effective by the Securities and Exchange Commission and if other conditions are satisfied, including: (i) the Company's representations and warranties contained in the 2005 securities purchase agreement being true and correct in all material respects on the date when made and as of the date of such purchase; (ii) the Company having performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the 2005 agreement; (iii) there being no litigation, statute, rule, regulation, executive order, decree, ruling or injunction that has been enacted, entered, promulgated or endorsed by or in any court or government authority of competent jurisdiction or any self-regulatory organization having requisite authority which prohibits the transactions contemplated by the 2005 agreement; (iv) no event having occurred which could reasonably be expected to have a material adverse effect on the Company; and (v) the shares of common stock issuable upon conversion of the secured convertible notes and exercise of the warrants having been authorized for quotation on the OTC Bulletin Board and trading in our common stock on the OTC Bulletin Board having not been suspended by the Securities and Exchange Commission or the OTC Bulletin Board.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      The proposed re-authorization (together with the reverse stock split described herein) of 400,000,000 authorized shares of our common stock will permit the Company to satisfy our existing obligations to issue 235,500,000 shares of our Common Stock (2,616,667 shares after giving effect to the Reverse Stock Split) to each of David Walters, our Director and Chief
Executive Officer, and Keith Moore, our Director.   These obligations were
incurred in connection with the acquisition of iTech in November 2005.

      The Reverse Stock Split will also permit Mr. Walters and Mr. Moore to exercise greater control over corporate transactions and other matters, including the power to cause or prevent a change of control. Following the Reverse Split and the satisfaction of our obligation to issue additional shares incurred in the iTech acquisition, Mr. Walters and Mr. Moore will be able to vote an aggregate of 8,283,334 shares (or 84.0%) of our outstanding Common Stock and will be the sole members of our Board of Directors. Accordingly, they will have the ability to issue common stock from time to time.

      No director has opposed any of these actions.

WHAT VOTE IS REQUIRED FOR APPROVAL?

      Approval of this proposal requires the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date. David Walters, a Director of the Company and the Company's Chief Executive Officer, and Keith Moore, a Director of the Company, can vote an aggregate of 274,500,000 shares (or 75.2%) of our outstanding common stock and will be able to approve this proposal.

IS THE COMPANY ASKING FOR MY PROXY?

      Our Board of Directors has unanimously approved the Reverse Stock Split. Our Majority Stockholders will give their signed written consent to action without a meeting to the Reverse Stock Split. The Reverse Stock Split will become effective as of as of February **, 2006. Therefore, we are not asking for your proxy, and we request that you do not send a proxy, as no further shareholder approval is either required or sought.








          [Remainder of page left intentionally blank.]

                          PROPOSAL  3
     TO APPROVE  THE COMPANY'S 2005 STOCK INCENTIVE PLAN

WHAT ARE THE MAJORITY STOCKHOLDERS APPROVING?

      The Majority Stockholders will approve our 2005 Stock Incentive Plan (the "Plan"). The Board of Directors adopted the Plan on December 1, 2005, in a form substantially similar to the attached "Appendix B", via unanimous written consent to action without a meeting.

       There follows a summary of the material features of the Plan.

WHAT IS THE PURPOSE OF THE PLAN?

      The Plan is intended to secure for us the benefits arising from ownership of our common stock by our employees, officers, directors and consultants, all of whom are and will be responsible for our future growth. The Plan is designed to help attract and retain for us personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services and to motivate such individuals through added incentives to further contribute to our success.

WHAT TYPES OF INCENTIVES MAY BE AWARDED UNDER THE PLAN?

      Awards under the Plan may be made in the form of (i) incentive stock options (to our eligible employees only); (ii) nonqualified stock options;
(iii) restricted stock; (iv) stock awards; (v) performance shares; or (vi) any combination of the foregoing. No incentive stock options may be granted more than ten years after December 1, 2005.

WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

      Only our employees may receive incentive stock options. Any of our employees, officers, directors and consultants, except for instances where a consultant's services are in connection with the offer or sale of securities in a capital-raising transaction, or such services directly or indirectly promote or maintain a market for our securities, and subject to any other limitations as may be provided by the Internal Revenue Code of 1986, as amended (the "Code"), the Securities and Exchange Act of 1934 (the "Exchange Act"), or our Board of Directors, may receive nonqualified stock options, restricted stock, stock awards, performance shares or any combination of the foregoing. In making determinations regarding eligibility to participate in the Plan, our board of directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to our success, and such other factors as our Board of Directors, in its discretion, shall deem relevant. We currently have thirty-four (34) employees (including our officers and directors) who are eligible to participate in the Plan. We use various consultants, the approximate number of which we cannot determine, who will also be eligible to participate in the Plan. There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the Plan.

      It is not possible to determine the benefits or amounts that either will be received by or allocated to any particular person or group of people under the Plan or would have been received by or allocated to any particular person or group of people for 2004 if the Plan had been in effect.

WHO WILL ADMINISTER THE PLAN?

      Our Board of Directors or a committee appointed by our Board of Directors will, in its sole discretion, administer the Plan. A committee appointed by our Board of Directors must consist of not fewer than two members of the Board of Directors each of whom must qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a Non-Employee Director (within the meaning of Rule 16b-3 under the Exchange Act) and as an Outside Director (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code).

WHAT IS THE AMOUNT AND PER SHARE VALUE OF THE COMMON STOCK SUBJECT TO THE
PLAN?

      The maximum aggregate number of shares of our common stock reserved for issuance under the Plan is 100,000,000 shares (prior to giving effect to the Reverse Stock Split), all of which are available for incentive stock options. The market value of our common stock was $0.002 based on the last sale price as reported on the over-the-counter Bulletin Board as of January 13, 2006. We will receive services as consideration for any equity incentives that we award under the Plan.

HOW WILL THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS BE DETERMINED?

      Our Board of Directors, in its sole discretion, will determine the exercise price of any options granted under the Plan. The exercise price of an incentive stock option cannot be less than (i) 100% of the fair market value of the common stock on the date of grant or (ii) in the case of an incentive stock option granted to an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock (a "10% Stockholder"), 110% of the fair market value of the common stock on the date of grant. The exercise price of a nonqualified stock option may be less than 100% of the fair market value of the common stock on the date of grant; provided, however, that the exercise price of each nonqualified stock option granted under the Plan cannot in any event be less than the par value per share of our common stock.

      Our Board of Directors, in its sole discretion, will determine the expiration date of any options granted under the Plan; provided that with respect to an incentive stock option the expiration date must be within (i) ten years from the date of grant, or such shorter period as may be specified by our board of directors, or (ii) in the case of 10% Stockholder, five years from the date of grant.

WHAT HAPPENS TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

      An incentive stock option will lapse and cease to be exercisable upon an employee's termination of service within such period following the termination as shall have been determined by our Board of Directors; provided that such period shall not exceed the period of time ending on the date three months following the termination, unless employment was terminated: (i) as a result of permanent and total disability within the meaning of Section 22(e)(3) of the Code, in which event such period shall not exceed the period of time ending on the date twelve months following the termination; or (ii) as a result of death, or if death shall have occurred following termination (other than as a result of disability) and during the period that the incentive stock option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve months after the date of death. Such period following a termination of service or death shall in no event extend beyond the original period during which the incentive stock option was originally exercisable. A nonqualified stock option shall lapse and cease to be exercisable upon a termination of service or within such period following a termination of service as shall have been determined by our Board of Directors.

ARE THE STOCK INCENTIVES AWARDED UNDER THE PLAN TRANSFERRABLE?

      Options awarded under the Plan generally are not transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the recipient only by the recipient or the recipient's guardian or legal representative. In the event of the death of a recipient, any unexercised options may be exercised by the executor or personal representative of such recipient 's estate or by any person who acquired the right to exercise such options by bequest under the recipient's will or by inheritance.

      Our Board of Directors, in its sole discretion, may at any time permit a recipient to transfer a nonqualified stock option for no consideration to or for the benefit of one or more members of the recipient 's Immediate Family (including, without limitation, to a trust for the benefit of the recipient and/or one or more members of such recipient 's Immediate Family or a corporation, partnership or limited liability company established and controlled by the recipient and/or one or more members of such recipient 's Immediate Family), subject to such limits as our board of directors may establish. For purposes of the Plan, the term "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and includes adoptive relationships.

WHAT EQUTABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CHANGES IN OUR COMMON STOCK?

      Our Board of Directors may appropriately adjust the total amount of shares with respect to which equity incentives are granted under the Plan and rights of outstanding grants (both as to the number of shares subject to the outstanding grants and the option price(s) or other purchase price(s) of such shares, as applicable) for any increase or decrease in the number of outstanding shares of our common stock resulting from payment of a stock dividend on our common stock, a stock split or subdivision or combination of shares of our common stock, or a reorganization or reclassification of our common stock, or any other change in the structure of shares of our common stock. Such adjustments and the manner of application of the foregoing provisions will be determined by our Board of Directors in its sole discretion. All adjustments made in respect of each incentive stock option shall be made so that such incentive stock option will continue to be an incentive stock option, as defined in Section 422 of the Code.

WHAT WILL HAPPEN IN THE EVENT OF A CHANGE OF CONTROL, DISSOLUTION OR
LIQUIDATION?

      Upon a change of control which includes us adopting a plan of merger or consolidation with any other corporation or association as a result of which the holders of our voting capital stock as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, approving an agreement providing for the sale or transfer (other than as security for our obligations) of substantially all our assets, or, in the absence of a prior expression of approval by our board of directors, upon any person (other than a person, or group including a person, who beneficially owns more than 5.0% of our voting capital stock) acquiring more than 20% of our voting capital stock, as provided in the Plan, all outstanding stock options will become immediately exercisable in full, all outstanding performance shares will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested. Our Board of Directors is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to recipients and to us, with respect to an outstanding equity incentive awarded under the Plan in the event of a change of control or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of such equity incentive, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. Our Board of Directors may take such actions by adopting rules and regulations of general applicability to all recipients or to certain categories of recipients, by including, amending or waiving terms and conditions in an equity incentive, or by taking action with respect to individual recipients from time to time.

      Upon our dissolution or liquidation, each equity incentive granted under the Plan and then outstanding will terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding equity incentive granted under the Plan will be exercisable in full and all restrictions shall lapse as provided in the Plan.

MAY THE PLAN BE MODIFIED, AMENDED OR TERMINATED?

      Our Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision thereof. To the extent required by the Exchange Act or the Code, however, no amendment, without approval by our stockholders, shall: (a) materially alter the group of persons eligible to participate in the Plan; (b) change the maximum aggregate number of shares of common stock that are available for issuance under the Plan; (c) alter the class of individuals eligible to receive an incentive stock option, increase the limit on value of shares first exercisable during with respect to any incentive stock option, or the value of shares of common stock for which an employee may be granted an incentive stock option.

      Our Board of Directors or our stockholders may not amend or discontinue the Plan or any provision of the Plan so as to adversely affect (in the sole discretion of our Board of Directors) any equity incentive awarded under the Plan without the written consent of the recipient of such award; provided, however, that our Board of Directors retains the right and power to: (a) annul the grant of any equity incentive if the recipient is terminated for cause as determined by our Board of Directors; and (b) convert any outstanding incentive stock option to a nonqualified stock option.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES RELATED TO AWARDS UNDER THE PLAN?

      The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Plan. Tax consequences for any particular individual may be different. The participant must pay any taxes we are required to withhold at the time of the exercise or settlement.

      Incentive Stock Options. No taxable income is recognized on grant of an incentive stock option or on its exercise (unless the participant is subject to the alternative minimum tax ("AMT"). If the participant holds the stock acquired upon exercise of an incentive stock option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

      If the participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the participant.

      Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($58,000 in case of a joint return, and $40,250 in the case of an unmarried person, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the incentive stock option, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

      Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

      Restricted Stock. A participant will not have taxable income upon grant unless he or she elects under Section 83(b) of the Code to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

      Tax Effect on the Company. We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of shares subject to awards that any individual may receive in a calendar year, and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid. The Plan has been designed to permit our Board of Directors to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

 INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      David Walters, our Director and Chief Executive Officer, and Keith
Moore, our Director, are both eligible to participate in the Plan.   Approval
of the Plan therefore may result in Mr. Walters and Mr. Moore obtaining additional ownership in and control of the Company.

      No director has opposed any of these actions.

WHAT VOTE IS REQUIRED FOR APPROVAL?

      Approval of this proposal requires the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date. David Walters, a Director of the Company and the Company's Chief Executive Officer, and Keith Moore, a Director of the Company, can vote an aggregate of 274,500,000 shares (or 75.2%) of our outstanding common stock and will be able to approve this proposal.

IS THE COMPANY ASKING FOR MY PROXY?

      Our Board of Directors has unanimously approved our 2005 Stock Incentive Plan. Our Majority Stockholders will give their signed written consent to action without a meeting to approve our 2005 Stock Incentive Plan. Therefore, we are not asking for your proxy, and we request that you do not send a proxy, as no further shareholder approval is either required or sought.




          [Remainder of page left intentionally blank.]

 Executive Compensation


                  SUMMARY COMPENSATION TABLE(1)

                                              Annual Compensation
                                              --------------------
   Name & Principal                      Salary       Bonus    Other Annual
   Position                    Year        ($)         ($)     Compensation
   ------------------------   ------   ----------- ----------- ------------
   David Walters,(2)           2005     $  85,000  $     -     $       -
   CEO, President,
   Treasurer and Director

   MacDonald S. Tudeme,(3)     2005     $       -  $     -     $   10,800(4)
   CEO, President,             2004     $  66,344  $     -     $   10,800(4)
   Treasurer and Director      2003     $   8,654  $     -     $   10,800(4)


(1) Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation.

2) David Walters became CEO, President and Treasurer of the Company effective December 15, 2005. He had served as Executive Vice President of the Company from November 4, 2005 to December 15, 2005. He has been a Director of the Company since November 4, 2005.

3) Macdonald S. Tudeme resigned from his position as CEO, President, Treasurer and Director of the Company effective December 15, 2005.

4) MacDonald S. Tudeme received a vehicle allowance of $10,800 during the fiscal year ended December 31, 2005, a vehicle allowance of $10,800 during the fiscal year ended December 31, 2004 and $10,800 during the fiscal year ended December 31, 2003.

Security Ownership of Management and Certain Security Holders

    The following table sets forth information as of January **, 2006, with respect to the beneficial ownership of the Common Stock by (i) each director and officer of the Company, (ii) all directors and officers as a group and
(iii) each person known by the Company to own beneficially 5% or more of the Common Stock:

                                  Shares of Common Stock Beneficially Owned(1)
                                  --------------------------------------------
Name and Address
Of Beneficial Owners                           Number             Percent
-------------------------------   ----------------------------- --------------
David Walters                                137,250,000(2)         37.6%
18301 Von Karman, Suite 250
Irvine, CA  92612

Keith Moore                                  137,250,000(3)         37.6%
18301 Von Karman, Suite 250
Irvine, CA  92612

Nite Capital, LP                              30,500,000(4)          8.4%
100 East Cook Ave., Suite 201
Libertyville, IL  60048

All officers and directors                   274,500,000(2)(3)      75.2%
as a group (4 people)

* Less than 1%.


(1) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. Shares of common stock subject to a convertible note or warrant currently convertible or exercisable, or convertible or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such convertible note or warrant, but are not deemed outstanding for computing the percentage of any other person. As of the Record Date there were ********* shares of common stock outstanding and an agreement to issue an additional 523,333,333 shares of common stock in connection with the Company's acquisition of iTech. All share numbers do not reflect the effect of the Company's proposed one-for-ninety reverse stock split.

(2) This number includes 137,250,000 shares issued to Mr. Walters in connection with the Company's acquisition of iTech, but does not reflect an additional 235,500,000 shares which will be issued to Mr. Walters at such time as the Company has available authorized shares. The Company will have available authorized shares to meet its obligation to Mr. Walters upon completion of the Reverse Stock Split. Mr. Walters beneficially owns his shares through Monarch Bay Capital Group, LLC, of which he is the sole member.

(3) This number includes 137,250,000 shares issued to Mr. Moore in connection with the Company's acquisition of iTech, but does not reflect an additional 235,500,000 shares which will be issued to Mr. Moore upon such time as the Company has available authorized shares. The Company will have available authorized shares to meet its obligation to Mr. Moore upon completion of the Reverse Stock Split. Mr. Moore beneficially owns his shares through MEL Enterprises, Ltd.

(4) This number includes 30,500,000 shares issued to Nite Capital, LP in connection with the Company's acquisition of iTech, but does not reflect an additional 52,333,333 shares which will be issued to Nite Capital, LP upon such time as the Company has available authorized shares. The Company will have available authorized shares to meet its obligation to Nite Capital, LP upon completion of the Reverse Stock Split. The general partner of Nite Capital, LP is Nite Capital LLC, a Delaware limited liability company. Mr. Keith Goodman, a managing partner of Nite Capital LLC, has voting and investment control with respect to the shares of Common Stock beneficially owned by Nite Capital LP.

Company Contact Information

All inquires regarding our Company should be addressed to our Company's principal executive office:

                   MT ULTIMATE HEALTHCARE CORP.
                   18301 Von Karman, Suite 250
                        Irvine, CA  92612
   Attention:  David Walters,  Chief Executive Officer

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ David Walters

David Walters, Chief Executive Officer

Dated  January **, 2006

                            Appendix A

      Certificate of Amendment to Articles of Incorporation
      -----------------------------------------------------
                  For Nevada Profit Corporations
                  ------------------------------
  (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.   Name of corporation: MT ULTIMATE HEALTHCARE CORP.


2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1.  NAME

The name of the corporation is MONARCH STAFFING, INC.

ARTICLE 4.  NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

Following completion of the Corporation's one-for-ninety reverse stock split, the amount of the total authorized capital stock of the corporation shall be 405,000,000 of which: (a) 400,000,000 shares are designated Common Stock, par value $0.001 per share and (b) 5,000,000 shares are designated Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter
in which such  facts  shall   operate  upon such designations, preferences,
rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

At the effective date of this amendment to the Articles of Incorporation, each ninety shares of Common Stock, par value $0.001, outstanding shall automatically be combined into one share of Common Stock, par value $0.001 per share. No fractional shares of Common Stock shall be issued upon such combination, but in lieu thereof, the Corporation shall round up the number of shares to be issued to any holder of a fractional share and issue one whole share for each fractional interest.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:


4. Effective date of filing (optional):


5. Officer Signature:

                            Appendix B

                   MT ULTIMATE HEALTHCARE CORP.
                    2005 STOCK INCENTIVE PLAN


                      ARTICLE I -- PREAMBLE

      1.1 This MT Ultimate Healthcare Corp. 2005 Stock Incentive Plan of is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

      1.2 Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

      1.3 The Company's board of directors adopted the Plan on December 1, 2005. The Plan shall be effective December 1, 2005 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

      1.4 The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

      1.5 Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

                    ARTICLE II -- DEFINITIONS

      DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

      2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.2 "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      2.3 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

      2.4 "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

      2.5 "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

      2.7 "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or
(iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

      2.8 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

      2.9 "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

      2.10  "Common Stock" means the Company's common stock.

      2.11 "Company" means MT Ultimate Healthcare Corp., a Nevada corporation.

      2.12. "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

      2.13 "Director" means a member of the Board of Directors of the Company.

      2.14 "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      2.15 "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

      2.16 "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

      2.17 "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board in its discretion shall deem relevant.

      2.19 "Employee" means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      2.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

      2.21  "Fair Market Value" means:

            (a) for purposes of an Incentive Stock Option, if there is a market for the Company's stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company's Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. If a valuation pursuant to this paragraph is not available, the appropriate method described in
Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

            (b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the "Mean Selling Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

      2.22  "Grant Date" means, as to any Award, the latest of:

            (a) the date on which the Board authorizes the grant of the Award;
or

            (b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

            (c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

      2.23 "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

      2.24 "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

      2.25 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

      2.26 "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

      2.27 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Act.

      2.28 "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

      2.29 "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

      2.30 "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      2.31 "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

      2.32  "Performance Objectives" shall have the meaning set forth in
Article IX of the Plan.

      2.33 "Performance Period" shall have the meaning set forth in Article IX of the Plan.

      2.34 "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

      2.35 "Plan" means this MT Ultimate Healthcare Corp. 2005 Stock Incentive Plan, as it may be amended from time to time.

      2.36  "Reporting Person" means a person required to file reports under
Section 16(a) of the Act.

      2.37 "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

      2.38 "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

      2.39 "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

      2.40 "Rule 16b-3" means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

      2.41  "Stock Award" means an Award of shares of Common Stock under
Article VIII of the Plan.

      2.42 "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

      2.43 "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

      2.44 "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Affiliates for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

                   ARTICLE III - ADMINISTRATION

      3.1 The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in
Article XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.


      3.2 The Board may, to the full extent permitted by and consistent with applicable law and the Company's Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

            (a) If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

            (b) The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

            (c) In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

      3.3 Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

      3.4 Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be One Hundred Million (100,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

            (a) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

            (b) If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

            (c) The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

      3.5 Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

      3.6 The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

            (a) any required approval of the Plan by the shareholders of the Company; and

            (b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

      3.7 The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

      3.8 Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

      3.9 The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

      3.10 No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

      3.11 The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

      3.12 Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

              ARTICLE IV -- INCENTIVE STOCK OPTIONS

      4.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

            (a) Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

            (b) The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than
(i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

            (c) An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

                  (i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

                  (ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

            (d) The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

            (e) No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

            (f) The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

      4.2 Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

      4.3 The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under
Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

      4.4 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

             ARTICLE V -- NONQUALIFIED STOCK OPTIONS

      5.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

            (a) Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

            (b) The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

            (c) A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

      5.2 The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

             ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

      6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority. Notwithstanding any other provision of the Plan, no Stock Option can be exercised after the expiration date provided in the applicable Award Agreement and no Stock Option may provide that, upon exercise of the Stock Option, a new Stock Option will automatically granted.

      6.2 Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

      6.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

      6.4 The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      6.5 The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

      6.6 The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

      6.7 The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

                 ARTICLE VII -- RESTRICTED STOCK

      7.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

      7.2 The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

            (a) the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

            (b) the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

            (c) the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

            (d) whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

            (e) whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

            (f) whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

      7.3 Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

      7.4 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

      7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

      7.6 Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

      7.7 Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

                   ARTICLE VIII -- STOCK AWARDS

      8.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

      8.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

      8.3 Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

                 ARTICLE IX -- PERFORMANCE SHARES

      9.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

      9.2 The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

            (a) the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

            (b) the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

            (c) the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

            (d) the form of settlement of a Performance Share.

      9.3 At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

      9.4 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

      9.5 Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

      9.6 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

      9.7 The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

      9.8 Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.


   ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

      10.1 Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

            (a) all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

            (b) all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

                  (i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

                  (ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

                  (iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

                  (iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

            (c) all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

      10.2 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and
(c) above.

      10.3 After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

             ARTICLE XI -- AMENDMENT AND TERMINATION

      11.1 Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

            (a) materially alter the group of persons eligible to participate in the Plan;

            (b) except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

            (c) alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

      11.2 No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

        (a) annul any Award if the Participant is terminated for cause as determined by the Board; and

        (b) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

      11.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

             ARTICLE XII -- MISCELLANEOUS PROVISIONS

      12.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

      12.2 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

      12.3 The terms of the Plan shall be binding upon the Company, its successors and assigns.

      12.4 Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

      12.5 This Plan and all actions taken hereunder shall be governed by the laws of the State of Florida.

      12.6 Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under
Section 83(b) of the Code, or any similar provision thereof.

      12.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

      12.8 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

      12.9 The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

      12.10 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock.



      Adopted by the Board of Directors this 1st day of  December, 2005.



      /s/ Marguerite Tudeme
      ----------------------
      Secretary



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